UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

Marshall Edwards, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50484	51-0407811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Wicks Road, North Ryde, NSW, 2113 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (011) 61 2 8877-6196

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Signature
EX-99: PRESS RELEASE

Item 8.01 Other Events.

     On November 4, 2004, Marshall Edwards, Inc. (“the Registrant”) issued a press release announcing that the U.S. Food and Drug Administration has granted the investigational anti-cancer drug, phenoxodiol, Fast Track status for its intended use in patients with recurrent ovarian cancer. A copy of the Registrant’s press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99	Press Release dated November 4, 2004 issued by the Registrant

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL EDWARDS, INC.

	By:	/s/ David R Seaton

David R. Seaton Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Dated: November 8, 2004

Index to Exhibits

Exhibit No.	Description
99	Press Release dated November 4, 2004 issued by the Registrant